SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 7, 2007

Date of Report (date of earliest event reported)

CYPRESS BIOSCIENCE, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-12943	22-2389839
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

4350 Executive Drive, Suite 325
San Diego, California 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 452-2323

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2007, Gary Tollefson tendered his resignation, effective February 7, 2007, from the Board of Directors of Cypress Bioscience, Inc. (the “Company”) due to potential conflicts of interest related to his role as the Chief Executive Officer of Orexigen Therapeutics, Inc.  Dr. Tollefson has agreed to serve as a consultant to the Company with respect to the Company’s program evaluating milnacipran for the treatment of Fibromyalgia Syndrome.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS BIOSCIENCE, INC.

	By:	/s/ Jay D. Kranzler
Jay D. Kranzler
Chief Executive Officer

Date: February 8, 2007